CORPORATE PRESENTATION
March 2022

Enabling Oral Drug Delivery to Improve Patient Compliance



Forward-Looking Statements

This presentation contains forward-looking statements about Lipocine Inc. (the “Company”). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s products and product candidates, FDA’s approval of TLANDO®, the expected timing of Phase 3 trials for LPCN 1111, LPCN 1144 and LPCN 1107 and Phase 2 studies for LPCN 1148 and LPCN 1154, and IND filing of LPCN 2101 clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward-looking statements discussed in this presentation.

Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this presentation. Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward-looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10-K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov. The forward-looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Innovative Oral Candidates for Neuroendocrine and Metabolic Disorders

PRODUCT *(Indication)*	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	NDA
LPCN 1148 *(Decompensated Liver Cirrhosis)*	P2 Study in Progress				
LPCN 1144 *(Non-Cirrhotic NASH)*	Phase 2 Completed				
TLANDO® *(Testosterone Replacement Therapy)*	Partnered*	PDUFA- March 28, 2022			
LPCN 1111 (TLANDO XR) *(Once Daily Testosterone Replacement Therapy)*	Phase 2 Completed				
LPCN 1107 *(Prevention of PTB)*	Food Effect Study in Progress				
LPCN 1154 *(Postpartum Depression)*	Food Effect Study				
LPCN 2101 *(Women With Epilepsy)*	IND Filing				

TLANDO® is a registered trademark assigned to Antares Pharma *Lipocine licensed the exclusive U.S. rights for TLANDO® to Antares Pharma PTB = Preterm birth NASH = Non-alcoholic steatohepatitis

LPCN 1148

for the Management of Liver Cirrhosis

Potential for Orphan Drug Designation



Next Step:

Complete enrollment P2 study

Liver Cirrhosis in US

- Over 2 million cases[1] ; 500k+ living with decompensated cirrhosis[2]
- 62% of those on the liver transplant (LT) waitlist are male[3]
- High (~$812,500/transplant) economic burden[4]
- 40-70% of cirrhotic men have sarcopenia[5,6]

Targeting Unmet Need in Cirrhosis

Event free survival/improve quality of life for patients on transplant list

- Pre-listed, listed, and the others who have opted out or are denied for the waitlist

Improvement of post transplant outcomes/costs

- Decreased hospital readmissions
- Shorter length of hospitalization

1. Moon, Clin Gas and Hep, 2019
2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021
3. Sarkar et al. J Hepatol. 2015
4. Bentley & Phillips, Milliman Research Report 2017
5. Sinclair, Ailment Pharmacol Ther, 2016
6. Lai, Am J Transplant, 2014

Survival in Cirrhotic Patients with Muscle Disorders

Patients with Either Sarcopenia and/or Myosteatosis Had Significantly Worse Survival



Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Log Rank, P<0.001
Survival (%)
100
80
60
40
20
0
No Muscular Abnormalities
Sarcopenia
Sarcopenic Obesity
Myosteatosis
Sarcopenic Obesity and Myosteatosis
0 2 4 6 8 10 12 14 16 18 20 22 24
Follow-up (months)

Montano-Loza, J Cachexia Sarcopenia Muscle. 2016 May; 7(2): 126–135



Cumulative survival(%)
100
80
60
40
20
0
93.4
82.0
74.2
76.6
64.3
45.3
Non-sarcopenia
Sarcopenia
16 studies, n = 4645
Adjusted HR 2.30 (2.01-2.63)
1-year
3-year
5-year

Tantai et al. J. Hepatol. 2022, 76, 588–599

LPCN 1148: Proof of Concept Study

Phase 2, Multicenter, Double-Blinded, Placebo-Controlled Study*

Study Design

- Male subjects with cirrhosis of the liver and sarcopenia
- Stage 1, Weeks 1-24
  - Two-arm (1:1 randomization)
    - Oral LPCN 1148 or Placebo
- Stage 2, Weeks 25-52
  - Single arm – LPCN 1148

Endpoints:

- **Primary:** Change in Skeletal Muscle Index at Week 24

- **Key Secondary:**
  - Overall survival, hospitalization rates
  - Change in number of waitlist events
  - Rates of breakthrough hepatic encephalopathy/ascites
  - Change from baseline in Liver Frailty Index, myosteatosis
  - Patient Reported Outcomes (PRO's)


SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

*NCT04874350

LPCN 1144

for Non-Cirrhotic NASH

FDA Fast Track Status

Next Step:

End of phase 2 meeting

Currently No Approved Treatment For NASH



Key Results from *LiFT* Study

Met NASH Resolution Histology Endpoint and Fat Reductions

Liver Fat Reduction at Week 12 (MRI-PDFF)



Placebo (N=19)
Treatment A (N=18)
Treatment B (N=19)
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
Absolute Change (%)
-1.54
-7.68
-9.17
p < 0.0001
p < 0.0001
NS

Treatment A: 142 mg eq. T twice daily
Treatment B: 142 mg eq. T + 238 mg d-alpha tocopherol twice daily

All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation
NS = Not Statistically Significant

NASH Resolution with No Worsening of Fibrosis[1]

Responders[1], n (%)

	NASH Resolution Set[2]	Safety Set[3]
Placebo	0 (0%)	0 (0%)
Treatment A	6 (46%)*	6 (33%)**
Treatment B	9 (69%)***	9 (47%)***

* $p < 0.05$; ** $p < 0.01$ vs placebo, *** $p < 0.001$ vs placebo

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0
2 NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance
3 All randomized subjects (ITT); subjects who were not eligible for NASH resolution evaluation or who were missing EOS biopsies were treated as non-responders

LIPOCINE® ENHANCING HEALTH

Key Non-Histology Marker Results from *LiFT* Study

Liver Enzyme# Reductions and Body Composition Changes

Liver Injury Marker Reduction

Mean Baseline

	ALT (U/L)	AST (U/L)
Placebo (N=19)	49.0	35.4
Treatment A (N=18)	53.9	32.4
Treatment B (N=19)	51.5	31.9



ALT (U/L) Changes
Placebo
Treatment A
Treatment B
Time (week)



AST (U/L) Changes
Time (week)

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase
* $p < 0.05$; ** $p < 0.01$; *** $p < 0.001$ vs placebo

Positive Effects on Body Composition†



Relative Change in Appendicular Lean Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
-1.42
2.75
1.9



Relative Change in Whole Body Fat Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
1.78
-3.68
-7.33

† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))
* $p < 0.05$ vs placebo

LIPOCINE
ENHANCING HEALTH

Comparison with Other Oral Drug Candidates

Best in Class in NASH Resolution and Liver Fat Reduction



NASH Resolution with No Worsening of Fibrosis
Absolute Changes of Liver Fat from Baseline
Placebo
Dose/Treatment 1
Dose/Treatment 2
* p < 0.05, *** p < 0.001 vs placebo
% of Subjects
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
46%
69%
*
***
8%
11%
12%
ns
ns
8%
19%
26%
ns
ns
6%
25%
*
19%
33%
45%
*
***
5%
8%
17%
ns
ns
36Wk
18Mn
52Wk
36Wk
24Wk
52Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resmetirom (NCT02912260)
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
All numbers shown for other candidates use the highest reported treatment effect among multiple treatment groups

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. For Resmetirom, reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS.

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable to Placebo

- Frequency and severity of TEAEs in both treatment arms were comparable to placebo
- Discontinuance of study drug due to TEAEs: 4 subjects in placebo and 1 subject in treatment arms
- Cardiovascular events were balanced among groups
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Weight change from baseline was comparable among groups
- Changes in lipids comparable to placebo

AEs of Interest, n (%)	Placebo	Treatment A	Treatment B
Diarrhea	2 (10.5%)	1 (5.6%)	0 (0%)
Nausea	1 (5.3%)	1 (5.6%)	0 (0%)
Vomiting	none	none	none
Peripheral Edema	2 (10.5%)	1 (5.6%)	1 (5.3%)
BPH	1 (5.3%)	0 (0%)	0 (0%)
PSA Increased	0 (0%)	1 (5.6%)	0 (0%)
Hypertension†	1 (5.3%)	3 (17%)	0 (0%)
Pruritus	1 (5.3%)	1 (5.6%)	0 (0%)

TEAE = Treatment Emergent Adverse Events, BPH = Benign Prostatic Hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension

TLANDO®

The Convenient Oral TRT
without Titration Requirement

LPCN 1111

Once Daily Oral TRT



TLANDO® Market Potential

Attributes Particularly Attractive for Topical Switch, and Treatment Naive Patients

Overall TRT Market



2018
2019
2020
Monthly TRx (000s)
725
700
675
650
625
600
575
550
525
500
475
450
425
400
375
350
Feb 18
Apr 18
Jun 18
Aug 18
Oct 18
Dec 18
Feb 19
Apr 19
Jun 19
Aug 19
Oct 19
Dec 19
Feb 20
Apr 20
Jun 20
Aug 20
Oct 20
Dec 20

~7.6M 2020 TRx

Topical Segment

- ~24% of TRT market
- ~1.8M 2020 TRx

Naïve Patient Segment

- 33% of ~2M patients
- ~660K annually

85%
of Physicians

Have a strong interest in an oral

94%
of TRT Patients

Likelihood to ask their Doctor about TLANDO™

LIPOCINE®
ENHANCING HEALTH

Source: Sources: IQVIA database,. Antares Investor Presentation June 2021, and Lipocine Market Research

TLANDO®: Update

Licensed U.S. Rights to Commercialization Partner - Antares Pharma

Economic Interest

Up to $21.0 million in licensing fees

Commercial sales milestone payments of up to $160.0 million

Tiered royalties on net sales of TLANDO from mid-teens up to 20%

Licensee to undertake all commercialization, P4 studies, and sourcing

Launch Potential

Targeting 7.6M annual TRx

Unique attributes:
- Oral
- No titration requirement

Licensee with largest detailing force in TRT space

Licensee with established relationship with payers, KOLs, and physicians

Status

Tentatively approved

PDUFA Date: March 28, 2022

Subject to approval – Antares plans 2Q 2022 launch

LPCN 1111: Next Generation TRT Option

Antares Pharma Has an Option to License

- LPCN 1111 is positioned to be the first oral once a day product
- LPCN 1111 is clinically differentiated
- Patients and physicians prefer once a day oral testosterone
- Positive Phase 2b study results

Tech transfer/scale up activities on-going

LPCN 1107

Prevention of Preterm Birth (PTB)

Next Step:

Food effect study results

PTB, a leading cause of neonatal mortality/morbidity



LPCN 1107: Potential To Be The Standard of Care for Prevention of PTB

Oral Hydroxyprogesterone Caproate (HPC)

- Convenient dosing
- No injection site reactions
- First and only oral enabling technology
- Extensive IP coverage
- Orphan drug designated





Received IND clearance for Phase 2 study

LPCN 1154

Oral Neuroactive steroid (NAS) for Postpartum Depression

Next Step:

Food Effect Study



Postpartum Depression (PPD)

A Major Depressive Episode Within Weeks of Delivery



~ 1 in 9 women in US suffer from PPD after giving birth



Only 50% (~500,000) of patients are currently diagnosed and treated in US



Negative impact on maternal and infant outcomes



Negative impact on spouse

https://www.postpartumdepression.org/resources/statistics/
Evins GG et al. Am J Obstet Gynecol. 2000;182(5):1080-1082
Moore Simas et al. Curr Med Res and Opin. 2018; 35(3):383-393
Goodman J. J Adv Nurs. 2004;45(1):26-35.

LPCN 1154 – Potential Oral Alternative for Post Partum Depression

Address Limitations of the Current Unmet Medical Needs

- No hospitalization requirement
- No facility REMS requirements
- Provide options for all women: easier access and no hospital logistics issues
- Provide the required level of privacy for the mother
- No bonding/breast feeding interruptions due to hospitalized infusion
- Faster acting than antidepressants (SSRIs)

Risk Evaluation and Mitigation Strategies (REMS)

LPCN 2101

for Women With Epilepsy (WWE)

Next Step:

IND filing

No epilepsy drug specifically approved for WWE of childbearing age



Women with Epilepsy (WWE) of Childbearing Age

Balance Seizure Control with Specific Concerns

~ 900,000 of childbearing age women suffer from active epilepsy in US



Fetal/neonatal toxicity

- Adherence to AEDs
- Lowest dose of monotherapy AED is preferred


731274
Holy Spirit #7
C5-1/OB Early

Pregnancy

- Planned pregnancy
  - AED selection
- Unplanned pregnancy
  - Contraception failure



Seizure Control

- Drug-drug interaction
- Freedom to drive



Comorbidities

- Anxiety
- Depression
- Sleep impairment

AED = Antiepileptic Drug

S.Bangar et al. Functional Neurology 2016; 31(3): 127-134

Reimers et al. Seizure. 2015 May;28:66-70.

Upcoming Milestones

Near Term Value Drivers

	Event	Expected Timing
LPCN 1148	Complete Enrollment Topline Primary Endpoint Results	2Q/3Q 2022 4Q 2022/ Q1 2023
LPCN 1144	Open Label Extension Results	Mid 2022
TLANDO®	PDUFA Date Partner Target Launch	March 28, 2022 2Q 2022
TLANDO® XR	License Option Exercise	by March 31, 2022
LPCN 1107	FDA Meeting on Path Forward	2H 2022
LPCN 1154	PK Results	2Q 2022
LPCN 2101	IND Filing PK Results	2Q 2022 3Q 2022

PK = Pharmacokinetic

Key Financial Metrics

Stock Price, Market Cap, Cash Balance

Ticker Symbol	**LPCN**
Closing Stock Price (3/7/22)	**$1.51/share**
Cash Balance (12/31/21)	**$46.6 million***
Bank Debt (12/31/21)	**$2.3 million**

LIPOCINE®
ENHANCING HEALTH